Exhibit 10.1

February 1, 2024
JPMorgan Chase Bank, N.A.,
as Administrative Agent

JPMorgan Chase Bank, N.A.
10 South Dearborn, Floor L2S
Chicago, IL 60603-2300
Attention: Haley Ripich

National Fuel Gas Company:
Existing Maturity Date Extension Consent

Ladies and Gentlemen:

    Reference is made to the Credit Agreement dated as of February 28, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among National Fuel Gas Company (the “Borrower”), the Lenders party thereto, and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders (in such capacity, and together with its branches and affiliates, the “Administrative Agent”). Terms used herein and not otherwise defined herein have the same meanings ascribed to such terms in the Credit Agreement.

    Pursuant to Section 2.21(a) of the Credit Agreement, the Borrower has requested to extend the Existing Maturity Date from February 26, 2027 to February 25, 2028, and each of the Lenders party hereto hereby notifies the Administrative Agent as follows:

Effective as of February 7, 2024, the Lender named below desires to extend the Existing Maturity Date with respect to its Commitment for a period of one year, expiring February 25, 2028.

    Notwithstanding the requirements of Section 2.21(a) and (d) of the Credit Agreement, each Lender named below hereby agrees that (i) such Lender shall be an Extending Lender, (ii) the effective date of the extension of such Lender’s Existing Maturity Date shall be February 7, 2024, (iii) the Response Date in connection with this extension shall be February 1, 2024 and (iv) the certificate required to be delivered by the Borrower pursuant to Section 2.21(d)(i) of the Credit Agreement shall be dated as of February 7, 2024. For the avoidance of doubt, each Lender party hereto agrees that the request delivered by the Borrower in connection with this extension on January 18, 2024 satisfies the notice requirement in Section 2.21(a) of the Credit Agreement, and that this extension constitutes the first of two permitted extensions of the Maturity Date under Section 2.21(a) of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

This notice is subject in all respects to the terms of the Credit Agreement and is irrevocable.

Very truly yours,

JPMORGAN CHASE BANK, N.A., as
Administrative Agent, as Lender, as Swingline
Lender and as an Issuing Bank

By:_____/s/Hadrien Chain_______
Name: Hadrien Chain
Title: Vice President

Signature Page to Existing Maturity Date Extension Consent
(National Fuel Gas Company)

BANK OF AMERICA, N.A., as Lender and as an
Issuing Bank

By:___/s/Matt Smith_______
Name: Matt Smith
Title: Senior Vice President

Signature Page to Existing Maturity Date Extension Consent
(National Fuel Gas Company)

HSBC BANK USA,NATIONAL ASSOCIATION,
as Lender and as an Issuing Bank

By:___/s/Jay Fort_______
Name: Jay Fort
Title: Director

Signature Page to Existing Maturity Date Extension Consent
(National Fuel Gas Company)

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Lender and as an Issuing Bank

By:___/s/Patrick Engel_______
Name: Patrick Engel
Title: Managing Director

Signature Page to Existing Maturity Date Extension Consent
(National Fuel Gas Company)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as Lender

By:___/s/Amit Vasani_______
Name: Amit Vasani
Title: Authorized Signatory

Signature Page to Existing Maturity Date Extension Consent
(National Fuel Gas Company)

KEYBANK NATIONAL ASSOCIATION, as
Lender

By:___/s/ Peter Leonard_______
Name: Peter Leonard
Title: Senior Vice President

Signature Page to Existing Maturity Date Extension Consent
(National Fuel Gas Company)

PNC NATIONAL ASSOCIATION, as
Lender

By:___/s/ Denise Davis_______
Name: Denise Davis
Title: Managing Director

Signature Page to Existing Maturity Date Extension Consent
(National Fuel Gas Company)

U.S. BANK NATIONAL ASSOCIATION, as
Lender

By:___/s/ Luke Fernie_______
Name: Luke Fernie
Title: Vice President

Signature Page to Existing Maturity Date Extension Consent
(National Fuel Gas Company)

COMERICA BANK, N.A., as Lender

By:___/s/ Robert Wilson_______
Name: Robert Wilson
Title: Senior Vice President

Signature Page to Existing Maturity Date Extension Consent
(National Fuel Gas Company)

M&T BANK CORPORATION, as Lender

By:___/s/ Marc DeGiulio_______
Name: Marc DeGiulio
Title: Senior Vice President

Signature Page to Existing Maturity Date Extension Consent
(National Fuel Gas Company)

THE TORONTO-DOMINION BANK, NEW
YORK BRANCH, as Lender

By:___/s/ Evans Swann_______
Name: Evans Swann
Title: Authorized Signatory

Signature Page to Existing Maturity Date Extension Consent
(National Fuel Gas Company)

Accepted and agreed as of February 1, 2024:

NATIONAL FUEL GAS COMPANY,
as Borrower

By:___/s/Timothy J. Silverstein_________
Name: Timothy J. Silverstein
Title: Treasurer and Principal Financial Officer

Signature Page to Existing Maturity Date Extension Consent
(National Fuel Gas Company)